                         NOTICE OF GUARANTEED DELIVERY

                                      FOR

                        TENDER OF SHARES OF COMMON STOCK

                                       OF

                          THE PETERSEN COMPANIES, INC.

     As set forth in Section 2 of the Offer to Purchase (as defined below), this form or one substantially equivalent hereto must be used to accept the Offer (as defined below) if certificates for shares of either Class A Common Stock, par value $0.01 per share (the "Class A Shares"), or Class B Common Stock, par value $0.01 per share (the "Class B Shares" and, together with the Class A Shares, the "Shares"), as the case may be, of The Petersen Companies, Inc., a Delaware corporation (the "Company"), are not immediately available or if the procedures for book-entry transfer cannot be completed on a timely basis or time will not permit all required documents to reach the Depositary prior to the Expiration Date (as defined in Section 1 of the Offer to Purchase). This form may be delivered by hand to the Depositary or transmitted by telegram, facsimile transmission or mail to the Depositary and must include a guarantee by an Eligible Institution (as defined in Section 2 of the Offer to Purchase). See
Section 2 of the Offer to Purchase.

                                The Depositary:

                                BANKBOSTON, N.A.

                                    By Hand:

                 Securities Transfer & Reporting Services, Inc.
                                 c/o EquiServe
                          100 William Street, Galleria
                               New York, NY 10038

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
             By Mail:                         By Facsimile:                   By Overnight Courier:
         BankBoston, N.A.                     (781) 575-2233                     BankBoston, N.A.
       Attention: Corporate                                                    Attention: Corporate
           Reorganization                                                         Reorganization
          P.O. Box 8029                                                         150 Royall Street
      Boston, MA 02266-8029                                                      Canton, MA 02021
                                          Confirm by Telephone:
                                              (781) 575-3120
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     THIS FORM IS NOT TO BE USED TO GUARANTEE SIGNATURES. IF A SIGNATURE ON A
LETTER OF TRANSMITTAL IS REQUIRED TO BE GUARANTEED BY AN ELIGIBLE INSTITUTION
UNDER THE INSTRUCTIONS THERETO, SUCH SIGNATURE GUARANTEE MUST APPEAR IN THE
APPLICABLE SPACE PROVIDED IN THE SIGNATURE BOX ON THE LETTER OF TRANSMITTAL.

     DELIVERY OF THIS INSTRUMENT TO AN ADDRESS, OR TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE NUMBER, OTHER THAN AS SET FORTH ABOVE DOES NOT CONSTITUTE A VALID DELIVERY.

Ladies and Gentlemen:

     The undersigned hereby tenders to EMAP Acquisition Corp., a Delaware corporation (the "Purchaser") and a wholly owned subsidiary of EMAP plc, an English public limited company ("Parent"), upon the terms and subject to the conditions set forth in the Purchaser's Offer to Purchase dated December 16, 1998 (the "Offer to Purchase"), and the related Letter of Transmittal (which, together with any amendments or supplements thereto, collectively constitute the "Offer"), receipt of which is hereby acknowledged, the number of Shares set forth below, all pursuant to the guaranteed delivery procedures set forth in
Section 2 of the Offer to Purchase.

          ------------------------------------------------------------

   Number and Class of Shares
   ----------------------------

   Certificate Nos.
   (if available):
   --------------------------------------------

   ------------------------------------------------------------

   ------------------------------------------------------------

   (Check box if Shares will be tendered by book-entry transfer)

   [ ] The Depository Trust Company

   Account Number
   ----------------------------------------

   Dated:
   ----------------------------------------------------
------------------------------------------------------------
          ------------------------------------------------------------

   Name(s) of Record Holder(s)
   --------------------------

   ------------------------------------------------------------

   ------------------------------------------------------------
                                  Please Print

   Address(es)
   ----------------------------------------------

   ------------------------------------------------------------
                                              Zip Code

   Daytime Area Code
   and Tel. No.:
   ---------------------------------------------

   Signature(s):
   ---------------------------------------------

   ------------------------------------------------------------
------------------------------------------------------------

                     THE GUARANTEE BELOW MUST BE COMPLETED

                                   GUARANTEE
                    (Not to be used for signature guarantee)

     The undersigned, a participant in the Security Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Guarantee Program or the Stock Exchange Medallion Program, hereby guarantees to deliver to the Depositary either the certificates representing the Shares tendered hereby, in proper form for transfer, or a Book-Entry Confirmation (as defined in the Offer to Purchase) with respect to such Shares, in any such case together with a properly completed and duly executed Letter of Transmittal (or facsimile thereof), with any required signature guarantees, or an Agent's Message (as defined in the Offer to Purchase), and any other required documents, within three trading days (as defined in the Offer to Purchase) after the date hereof.

     The Eligible Institution that completes this form must communicate this guarantee to the Depositary and must deliver the Letter of Transmittal and certificates for Shares to the Depositary within the time period shown herein. Failure to do so could result in a financial loss to such Eligible Institution.

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
Name of Firm:
  --------------------------------------
                                                   -----------------------------------------------
                                                   Authorized Signature
Address:
  ---------------------------------------------    Name:
                                                   -----------------------------------------------
                                                   Please Print
                                                   Title:
-----------------------------------------------    -----------------------------------------------
                                       Zip Code
Area Code and Tel No.:
  ----------------------------                     Dated:
                                                   -----------------------------------------------
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NOTE: DO NOT SEND CERTIFICATES FOR SHARES WITH THIS NOTICE. CERTIFICATES FOR
      SHARES SHOULD BE SENT WITH YOUR LETTER OF TRANSMITTAL.

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